                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                   iSKY, INC.
             (Exact name of registrant as specified in its charter)


                 MARYLAND                                       52-1347069
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(State of incorporation or organization)                    (I.R.S. Employer
                                                             Identification No.)

6740 ALEXANDER BELL DRIVE, SUITE 300, BALTIMORE, MARYLAND              21046
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(Address of principal executive offices)                    (Zip Code)

     If this form relates               If this form relates to the
     to the registration of a           registration of a class of securities
     class of securities pursuant       pursuant to Section 12(g) of the
     to Section 12(b) of                Exchange Act and is effective pursuant
     the Exchange Act and               to General Instruction A.(d),
     is effective pursuant to           check the following
     General Instruction A.(c),         box. [X]
     check the following
     box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                Name of each exchange on which
         to be so registered                each class is to be registered

             NONE                                       NONE
-------------------------------           --------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
            ---------------------------------------------------------
                                (Title of class)


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ITEM 1: DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The description of the Common Stock , par value $.01 per share, of the Registrant registered hereby is incorporated by reference to the description of the Registrant's Capital Stock set forth under the heading "Description of Capital Stock" in the Company's Registration Statement on Form S-1 (SEC File No. 333-96263), as filed with the Securities and Exchange Commission on February 7, 2000, any amendments to such Registration Statement filed subsequently thereto and any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

ITEM 2: EXHIBITS

     The following exhibits are filed as part of this Registration Statement:

     3.1* Charter of the Registrant.

     3.2* By-Laws of the Registrant.

     4.1* Specimen stock certificate for shares of Common Stock of the Registrant.

        * Incorporated by reference to the Registrant's Registration Statement on Form S-1 (SEC File No. 333-96263).


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   iSKY, INC.


Date: March 31, 2000               By:  /s/ RICHARD T. HEBERT
                                      -----------------------------------------
                                      Richard T. Hebert
                                      Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT        NO. DESCRIPTION
-------        ---------------
3.1 *          Charter of the Registrant.
3.2 *          By-Laws of the Registrant.
4.1 *          Specimen stock certificate for shares of Common Stock of the
               Registrant.




    * Incorporated by reference to the Registrant's Registration Statement on Form S-1 (SEC File No. 333-96263).




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